UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023 (September 18, 2023)

FLORA GROWTH CORP.
(Exact name of registrant as specified in its charter)

Province of Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3406 SW 26th Terrace, Suite C-1
 Fort Lauderdale, Florida, United States 33132
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	FLGC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Registered Direct Offering

On September 18, 2023, Flora Growth Corp., a corporation organized under the laws of the Province of Ontario ("Flora" or the "Company"), entered into a securities purchase agreement (the "Securities Purchase Agreement") with certain institutional investors (the "Investors") in connection with the issuance and sale by the Company in a registered direct offering (the "Registered Direct Offering") of 1,369,000 of the Company's common shares, no par value per share (the "Common Shares" and, such number of Common Shares issued and sold in the Offering, the "Offered Shares"), pursuant to the Company's effective shelf registration statement on Form S-3 (File No. 333-274204) and a related base prospectus, together with the related prospectus supplement dated as of September 20, 2023 (such registration statement, prospectus and prospectus supplement, collectively, the "Registration Statement"), filed with the Securities and Exchange Commission.

Private Placement

Concurrently with the Registered Direct Offering and pursuant to the Securities Purchase Agreement, the Company agreed to sell via a private placement (the "Private Placement" and together with the Registered Direct Offering, the "Offerings") unregistered warrants (the "Investor Warrants") to the Investors to purchase up to 1,369,000 of Common Shares (the "Investor Warrant Shares"). Each Common Share and associated Investor Warrant are being sold together at a combined purchase price of $2.00 per Offered Share and associated Investor Warrant. The Investor Warrants are exercisable at a price of $2.50 per Common Share, exercisable upon the six-month anniversary of the date of issuance, and will have a term of five and one-half years from the issuance date. The Company has agreed to file a registration statement on Form S-1 within 30 days of the effective date of the Securities Purchase Agreement.

Pursuant to a placement agent agreement (the "Placement Agent Agreement"), A.G.P./Alliance Global Partners ("A.G.P.") acted as placement agent in connection with Offerings, and in consideration therefor the Company agreed to register and issue to A.G.P. unregistered warrants (the "Placement Agent Warrants", and together with the Investor Warrants, the "Warrants") to purchase up to 54,760 Common Shares (the "Placement Agent Warrant Shares", and together with the Investor Warrant Shares, the "Warrant Shares") pursuant to the Registration Statement.  The Placement Agent Warrants are exercisable at a price of $2.39 per Common Share, exercisable on or after the 181st day immediately following the date of issuance and for a period of five years from the issuance date. In addition, the Company agreed to pay A.G.P. an aggregate cash fee equal to 6.0% of the gross proceeds raised in the Offerings. The Company will also reimburse A.G.P. for legal fees and other reasonable and documented out-of-pocket expenses incurred in connection with the Offerings of $75,000 as well as for non-accountable expenses of $15,000.

The net proceeds from the Offerings were approximately $2.4 million after deducting A.G.P.'s fees and other estimated expenses relating to the Offerings. The Company intends to use the net proceeds from the Offerings for capital expenditures, to increase operating capacity, working capital and general corporate purposes.

The Securities Purchase Agreement includes customary representations, warranties and covenants by the Company and the Investors. Additionally, the Company has agreed to provide the Investors with customary indemnification under the Securities Purchase Agreement against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Amendment to Existing Warrants

In connection with the Offerings, on September 18, 2023, the Company entered into an amendment to certain common share purchase warrants (the "Warrant Amendments") issued to the Investors by the Company in November 2021 and December 2022. Under the Warrant Amendments, the Company agreed to amend the exercise price of such warrants to $2.50 per share, and to extend the termination date of such warrants to the date that is five years following the date of the Warrant Amendments.

The closing of the issuance of the Offered Shares, the Investor Warrants and the Placement Agent Warrants is expected to occur on September 21, 2023.

The foregoing description of the Securities Purchase Agreement, Placement Agent Agreement, the Investor Warrants, the Placement Agent Warrants, and the Warrant Amendments is only a summary and is qualified in its entirety by reference to the complete text of the form of Investor Warrant, the form of Placement Agent Warrant, the Securities Purchase Agreement, the Placement Agent Agreement and the Form of Warrant Amendment, copies of which are attached as Exhibit 4.1, Exhibit 4.2, Exhibit 10.1, Exhibit 10.2 and 10.3, respectively, to this Report on Form 8-K and are incorporated by reference herein and into the Registration Statement.

Copies of the opinion of Miller Thomson LLP regarding the validity of the Offered Shares is filed as Exhibit 5.1 to this Report on Form 8-K and are incorporated by reference into the Company's registration statement on Form S-3 (File No. 333-274204), filed with the Securities and Exchange Commission.

Item 3.02 Unregistered Sales of Equity Securities

The information under Item 1.01 of this Current Report on Form 8-K regarding the Private Placement is incorporated herein by reference. The Warrants and Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the Registration Statement and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

Item 7.01 Regulation FD Disclosure

On September 19, 2023, the Company issued a press release announcing the Offerings. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such Section, and shall not be deemed to be incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K and in the exhibits hereto includes forward-looking statements. These forward-looking statements include statements the anticipated closing date of the Offerings, use of proceeds of the Offerings and other risks described in the Company's Annual Report on Form 10-K and other filings with the SEC, available at the SEC's website at www.sec.gov. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Investor Warrant
4.2	Form of Placement Agent Warrant
5.1	Opinion of Miller Thomson LLP
10.1	Securities Purchase Agreement, dated as of September 18, 2023, by and between the Company and the purchasers identified therein
10.2	Placement Agent Agreement, dated as of September 18, 2023, by and between the Company and A.G.P.
10.3	Form of Warrant Amendment
23.1	Consent of Miller Thomson LLP (included in Exhibit 5.1)
99.1	Press Release announcing Offerings dated September 19, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORA GROWTH CORP.

Date: September 20, 2023	By:	/s/ Clifford Starke
	Name:	Clifford Starke
	Title:	Chief Executive Officer